Exhibit 32.1

TRUGOLF HOLDINGS, INC.

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q, for the period ended June 30, 2026 of TruGolf Holdings, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

By:	/s/ Christopher Jones
Christopher (Chris) Jones
Chief Executive Officer
(Principal Executive Officer)

Date: August 14, 2026

By:	/s/ Steven K. Passey
Steven K. Passey
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: August 14, 2026